                                                             Scudder Investments

Scudder Japanese Equity Fund - Class A, B and C Shares

Supplement dated September 11, 2002 to prospectus dated January 1, 2002, as revised September 5, 2002

The following replaces the second paragraph of the discussion on the short-term redemption fee, which appears on page 29 of the prospectus in the Section entitled "Policies about transactions:"

         The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the Fund. The short-term redemption fee is not assessed in connection with the redemption of shares:

         o acquired through reinvestment of dividends and other distributions;

         o in an account which is closed because the account fails to meet minimum balance requirements;

         o held by 401(k) plans, individual retirement accounts or profit sharing plans; and

         o purchased by accounts opened pursuant to `black box wrap fee programs' that have been preapproved by the Fund's Distributor.
           Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level.


The following supplements the discussion on the short-term redemption fee, which appears on page 29 of the prospectus in the Section entitled "Policies about transactions:"

The short-term redemption fee does not apply to shares of the Fund acquired by an exchange of shares of The Japan Fund, Inc. prior to December 31, 2002.

               Please Retain This Supplement for Future Reference

Deutsche Investors Funds, Inc.
SJEF-3600 (9/11/02)
CUSIPs:  251555777
         251555769
         251555751

                                                             Scudder Investments

Scudder Japanese Equity Fund - Class S Shares

Supplement dated September 11, 2002 to prospectus dated July 15, 2002, as revised September 5, 2002

The following replaces the second paragraph on page 24 of the prospectus in the Section entitled "How the fund calculates share price:"

The price at which you sell Class S shares of the Fund is also the class' NAV, minus a 2.00% redemption/exchange fee on shares owned less than six months. You won't be charged this fee if you purchase your Class S shares by exchange from Class S shares of The Japan Fund, Inc., if you are investing in an employer-sponsored retirement plan that is set up directly with Scudder Investments or on shares purchased for accounts opened pursuant to `black box wrap fee programs' that have been preapproved by the Fund's Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.

               Please Retain This Supplement for Future Reference

Deutsche Investors Funds, Inc.
369-2A-092
CUSIP:   251555611

                       Supplement dated September 11, 2002
        to the Statement of Additional Information dated January 1, 2002 for the following funds (each a `Fund')

Deutsche Investors Funds, Inc.
         Top 50 US Fund (formerly Flag Investors Top 50 US Fund)
         Top 50 World Fund (formerly Flag Investors Top 50 World)
         Top 50 Europe Fund (formerly Flag Investors Top 50 Europe)
         Top 50 Asia Fund (formerly Flag Investors Top 50 Asia)
         European Mid-Cap Fund (formerly Flag Investors European Mid-Cap Fund) Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund)

The following supplements the second paragraph of the "Investment Objectives" Sub-section of the "Investment Objectives, Polices and Restrictions" Section of the Statement of Additional Information dated January 1, 2002:

         The Japanese Equity Portfolio seeks to achieve its objective by investing primarily in Japanese securities (including American Depository Receipts), as described below. Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in Japanese securities; that is, securities issued by entities that are organized under the laws of Japan (`Japanese companies'), securities of affiliates of Japanese companies, wherever organized and traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In doing so, the Japanese Equity Portfolio's investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Japanese Equity Portfolio may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Advisors believe the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

         The Japanese Equity Portfolio may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisors determine that market or economic conditions so warrant, the Fund may, for temporary defensive purposes, invest more than 20% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments.

         The Japanese Equity Portfolio purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the Fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

         It is not the policy of the Japanese Equity Portfolio to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the Fund to unlimited liability.

         The Japanese Equity Portfolio may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Japanese Equity Portfolio's Advisors believe have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Japanese Equity Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The following sentence is deleted from the "Fixed Income Securities" sub-section of the "Investment Objectives, Policies and Restrictions" section of the Statement of Additional Information dated January 1, 2002.

         Japanese Equity may invest up to 30% of its net assets in fixed income securities (other than bank deposits and money market instruments).

The following sentence is deleted from the "Unlisted Securities and Notes" sub-section of the "Investment Objectives, Policies & Restrictions" section of the Statement of Additional Information dated January 1, 2002:

         Investments in Notes are subject to each Portfolio's overall limitation on fixed income securities (30% for the Japanese Equity Portfolio and 20% for all other Portfolios).

The following sentence replaces the last sentence in the third paragraph of the "Fundamental Investment Policies" sub-section of the "Investment Objectives and Policies" section of the Statement of Additional Information.

         "At least 80% of the Japanese Equity Portfolios assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 80% minimum, up to 5% of the assets in securities that grant the right to acquire Japanese securities".

The following replaces the first paragraph of the Statement of Additional Information dated January 1, 2002:

         Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc.) (the `Corporation') is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information (`SAI') provides supplementary information pertaining to the above listed funds (each a `Fund'). On December 19, 2001, the Board of Directors voted to close the Top 50 World Fund, Top 50 Europe Fund, Top 50 Asia Fund, and European Mid-Cap Fund to new investments effective December 20, 2001. These funds were liquidated and closed on June 17, 2002.

The following supplements the Statement of Additional Information dated January 1, 2002:

The legal name of the Fund is:                   The Fund will also be known as:

Top 50 US Fund                                   Scudder Top 50 US Fund
Japanese Equity Fund                             Scudder Japanese Equity Fund



Effective August 19, 2002, the following supplements the Statement of Additional Information dated January 1, 2002:

         The address for Investment Company Capital Corporation, the Funds' transfer agent (`Transfer Agent'), is:

                  Investment Company Capital Corporation
                  c/o Scudder Investments
                  811 Main Street
                  Kansas City, MO 64105



Effective August 19, 2002, the following supplements the `General Information and History' Section of the Statement of Additional Information dated January 1, 2002:

         Effective August 19, 2002, the Deutsche Asset Management funds will be combined with the Scudder family of funds under the Scudder Investments brand. This change will not affect the operations of each Fund, but results in modifications to the presentation of each Fund's prospectuses, periodic reports and other publications on behalf of each Fund.

Effective August 19, 2002, the following supplements the first paragraph of the `How are the Funds Sold?' section and the entire `Distribution and Service Plans' Section of the Statement of Additional Information dated January 1, 2002:

         Effective August 19, 2002, Scudder Distributors, Inc. (`SDI') will serve as the distributor of each Fund's shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of each Fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a `Participating Dealer'). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating Dealer did not have an agreement with SDI, then the terms of your assigned ICC Distributors, Inc. agreement will remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly-owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Effective August 19, 2002, the following supplements the `Brokerage Transactions' Section of the Statement of Additional Information dated January 1, 2002:

         In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, the Advisor may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Effective August 19, 2002, the following replaces in their entirety the `Subscriptions' and `Purchasing Shares through an Investment Professional' Sub-Sections and the first two paragraphs of the `Redemption' Sub-Section of the `How Are the Funds Sold?' Section in the Statement of Additional Information dated January 1, 2002:

Purchase and Redemption of Shares

Shares of each Fund are distributed by SDI. Each Fund offers three classes of shares, Class A, B and C. General information on how to buy shares of each Fund is set forth in `Buying and Selling Fund shares' in each Fund's Prospectuses. The following supplements that information.

Class A, B, and C shares

Fund shares are sold at their public offering price, which is the net asset value per share next determined after an order is received in proper form, plus, with respect to Class A shares, an initial sales charge. Class A shares are sold subject to an annual Rule 12b-1 distribution fee of 0.25%. Class B shares and Class C shares are sold subject to an annual Rule 12b-1 distribution fee of 0.75%. Class B and C shares are also subject to an annual 0.25% shareholder servicing fee. The minimum initial investment for Class A, B or C shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for an Individual Retirement Account is $500 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion. Each Fund may waive the minimum for purchases by a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds.

Purchase of Class A, B and C Shares

Investors may invest in each Fund's Class A, B and C shares by establishing a shareholder account directly with the Fund's Transfer Agent or a securities dealer or any financial institution that is authorized to act as a shareholder servicing agent.

Alternative Purchase Arrangements

Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution and shareholder servicing fees. These differences are summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.


                                                              Annual 12b-1
                                                            Distribution Fee
                                                           (as a % of average
                               Sales Charge                 daily net assets)            Other Information
                               ------------                 -----------------            -----------------
Class A           Maximum initial sales charge of 5.75%           0.25%           Initial sales charge waived or reduced
                  of the public offering price*                                   for certain purchases



Class B           Maximum contingent deferred sales               0.75%           Class B shares also deduct a 0.25%
                  charge of 4% of redemption proceeds;                            shareholder servicing fee from Class
                  declines to zero after six years                                assets each year.  Class B shares
                                                                                  convert to Class A shares six years
                                                                                  after issuance


                                                              Annual 12b-1
                                                            Distribution Fee
                                                           (as a % of average
                               Sales Charge                 daily net assets)            Other Information
                               ------------                 -----------------            -----------------
Class C           Contingent deferred sales charge of             0.75%           Class C shares also deduct a 0.25%
                  1% of redemption proceeds for                                   shareholder servicing fee from Class
                  redemptions made during first year                              assets each year.  Class C shares do
                  after purchase                                                  not have a conversion feature.

* Class A shares purchased at net asset value under the `Large Order NAV Purchase Privilege' may be subject to a 1% contingent deferred sales charge if redeemed within one year of purchase and a 0.50% contingent deferred sales charge if redeemed within the second year of purchase.

Due to the desire of each Fund's management to afford ease of redemption, certificates will not be issued to indicate ownership of each Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 1.5% or more of the certificate value is normally required).

Initial Sales Charge Alternative -- Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth on the next page.

                                                                    Sales Charge
                                                                    ------------

                                                As a                                          Allowed to Dealers
Amount of Purchase                          Percentage of         As a Percentage of           As a Percentage
------------------                          Offering Price         Net Asset Value*           of Offering Price
                                            --------------         ----------------          -------------------
Less than $50,000                                5.75%                   6.10%                    5.20%
$50,000 but less than $100,000                   4.50%                   4.71%                    4.00%
$100,000 but less than $250,000                  3.50%                   3.63%                    3.00%
$250,000 but less than $500,000                  2.60%                   2.67%                    2.25%
$500,000 but less than $1 million                2.00%                   2.04%                    1.75%
$1 million and over                              0.00%**                 0.00%**                  0.00%***

*    Rounded to the nearest one-hundredth percent.

**   Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***  Commission is payable by SDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. SDI, the Funds' Distributor, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, SDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of each Fund may be purchased without sales charges by: (a) any purchaser provided that the amount invested in such Fund or other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' totals at least $1,000,000 including purchases of Class A shares pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features;' (the `Large Order NAV Purchase Privilege'); or (b) a participant-directed qualified retirement plan described in Code
Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees. Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege.'

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of each Fund without sales charges in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

            Compensation Schedule #1/(1)/              Compensation Schedule            Compensation Schedule
            -----------------------------              ---------------------            ---------------------
                                                              #2/(2)/                         #3/(2)(3)/
                                                              -------                         ----------
                                       As a                             As a
                                     Percentage                       Percentage                             As a
                                        of                              of Net                              Percentage
                                    Net Asset        Amount of          Asset           Amount of             of Net
Amount of Shares Sold                  Value        Shares Sold         Value           Shares Sold         Asset Value
---------------------                  -----        -----------         -----           -----------         -----------
$1 million to $5 million               1.00%         Under $15          0.75%            Over $15           0.25-0.50%
                                                      million                             million
Over $5 million to $50                 0.50%             --               --                --                 --
million

Over $50 million                       0.25%             --               --                --                 --

 (1) The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through the Scudder Investments Service Company. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in each Fund and other funds listed under `Special Features -- Class A Shares -- Combined Purchases,' including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features referred to above.

(2) Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from `Compensation Schedule #2' to `Compensation Schedule #3' is not an automatic process. When a plan's assets grow to exceed $15 million, the Plan Sponsor may request to be re-underwritten by contacting their Client Relationship Manager to discuss a conversion to Compensation Schedule #3.

(3) Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff, the number of non-Scudder funds the plan chooses, and the per participant record keeping fee, can increase the fee paid up to 0.50%.

The privilege of purchasing Class A shares of each Fund without sales charges under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund or of any other Scudder Funds listed under `Special Features -- Class A Shares -- Combined Purchases' may be purchased without sales charges in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. Ill.). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase without sales charges under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed without sales charges pursuant to this privilege specifically identifying the purchaser as a member of the `Tabankin Class.' Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares without sales charges pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of each Fund without sales charges under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of each Fund may be purchased without sales charges in any amount by certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of up to 0.50% of the amount of Class A shares purchased.

Class A shares may be sold without sales charges in any amount to: (a) a current or former director or trustee of Deutsche or Scudder mutual funds, an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the funds; (b) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding section (a); (c) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm; and (d) persons who purchase shares of each Fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups. Class A shares may be sold without sales charges in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase each Fund's Class A shares without sales charges hereunder. Class A shares may be sold without sales charges in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase each Fund's Class A shares without sales charges through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of each Fund may be sold without sales charges through certain investment advisors registered under the 1940 Act and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund. Each Fund may also issue Class A shares without sales charges in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

The sales charge scale is applicable to purchases made at one time by any `purchaser' which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group must be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative -- Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class B Shares.'

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. See `Distribution of Fund Shares.'

Class B shares of each Fund will automatically convert to Class A shares of the Fund six years after issuance on the basis of the relative net asset value per share of the Class B shares. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of each Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See `Purchase and Redemption of Shares -- Contingent Deferred Sales Charge -- Class C Shares.' SDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares. See `Distribution and Service Plans.'

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of each Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Signature Guarantees. Certain requests must include a signature guarantee to protect you and the Transfer Agent from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

     Your redemption is for greater than $100,000 worth of shares,

     Your account registration has changed within the last 15 days,

     The check is being mailed to a different address than the one on your account (record address),

     The check is being made payable to someone other than the account owner(s),

     The redemption proceeds are being transferred to a fund account with a different registration, or

     You wish to have redemption proceeds wired to a non-pre-designated bank account.

You should be able to obtain a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can not get a signature guarantee from a notary public and we must be provided the original guarantee, not a photocopy.

Which Arrangement Is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares.

SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. That determination must be made by investors alone with the assistance of their financial representative. Orders for Class B shares or Class C shares for $500,000 or more will not be accepted with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Transfer Agent (Flex Plans). Orders for Class B shares or Class C shares for Flex Plans (not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A shares without sales charges when the combined subaccount value in each Fund or other Eligible Funds or other plan investments listed under `Special Features -- Class A shares -- Combined Purchases' is in excess of $5 million including purchases pursuant to the `Combined Purchases,' `Letter of Intent' and `Cumulative Discount' features described under `Special Features.' For purposes of redirecting contributions, Flex Plan values will be calculated annually.

Flex Plans that satisfy each of the conditions described below may direct the Transfer Agent to convert plan assets invested in Class B shares to Class A shares without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a Flex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of $2 million in plan assets invested in Eligible Funds or other investments maintained on the subaccount recordkeeping system of the Transfer Agent; (2) the plan must have elected to purchase Class A shares of the Eligible Funds without sales charges for future contributions to be invested in Eligible Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Transfer Agent for at least four years. When eligible, Flex Plan sponsors must elect in writing to the Transfer Agent in order to convert plan assets from Class B shares to Class A shares.

Flex Plans set-up after October 1, 2002 will automatically begin purchasing Class A shares without sales charges once the Flex Plan's assets reach $1 million. The current level for automatic Class A share purchases is $5 million. Flex Plans with Class B or C shares assets between $1 and $5 million may continue to purchase Class B or C shares until October 1, 2005. After October 1, 2005, all Flex Plans with assets over $1 million must begin purchasing Class A shares.

For more information about these sales arrangements, consult your financial representative or the Transfer Agent. In particular, for information concerning the eligibility of investors to purchase Class A shares without sales charges, see `Purchase and Redemption of Shares - Initial Sales Charge Alternative' and for information on special rules for aggregating assets of Flex Plans for eligibility for the Combined Purchase and related features, see `Special Features -- Class A

Shares -- Combined Purchases.' Financial services firms may receive different compensation depending upon which class of shares they sell. Institutional Class shares are available to certain eligible investors, as described in the relevant prospectus.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of each Fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. SDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund.

SDI may, from time to time, pay or allow to firms up to a 1% commission on the amount of shares of each Fund sold under the following conditions: (i) the purchased shares are held in a Deutsche or Scudder IRA account; (ii) the shares are purchased as a direct `roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company; (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of each Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of each Fund, or other funds underwritten by SDI.

Orders for the purchase of shares of each Fund will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by the Transfer Agent of the order accompanied by payment. Orders received by dealers or other financial services firms prior to the determination of net asset value (see `What Do Shares Cost?' Section) and received in good order by the Transfer Agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (`trade date'). Each Fund reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client's return. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's Transfer Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Transfer Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Transfer Agent for these services. This Statement of Additional Information should be read in connection with such firms' material regarding their fees and services.

A `Business Day' means any day on which The New York Stock Exchange (the `NYSE') is open. For an investor who has a shareholder account with the Fund, the Transfer Agent must receive the investor's purchase or redemption order before the close of regular trading on the NYSE for the investor to receive that day's net asset value. For an investor who invests through a mutual fund marketplace, the investor's authorized broker or designated intermediary must receive the investor's purchase or redemption order before the close of regular trading on the NYSE and promptly forward such order to the Transfer Agent for the investor to receive that day's net asset value. Service organizations, brokers and designated intermediaries are responsible for promptly forwarding such investors' purchase or redemption orders to the Transfer Agent.

Each Fund reserves the right to withdraw all or any part of the offering made by the Fund's prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Tax Identification Number. Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Each Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the applicable Fund with a tax identification number during the 30-day notice period.

Shareholders should direct their inquiries to Investment Company Capital Corporation, c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received the Fund's prospectus.

Redemption or Repurchase of Shares

General. Any shareholder may require the Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Fund's Transfer Agent, the shareholder may redeem such shares by sending a written request and, if required, a signature guarantee to Scudder Funds, Attention: Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder(s) with signatures guaranteed. (See `Purchase and Redemption of Shares - Signature Guarantee' Section.) The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner(s). Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, directors, trustees or guardians.

The redemption price for shares of a class of the Fund will be the net asset value per share of that class of the Fund next determined following receipt by the Transfer Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven calendar days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When the Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, QuickSell or Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased without sales charges under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see `Purchase of Shares -- Initial Sales Charge Alternative -- Class A Shares'), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class B Shares' below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see `Contingent Deferred Sales Charge -- Class C Shares' below).

Each Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

If the value of your account falls below the minimum account balance requirement for the respective class, the Fund reserves the right to redeem your shares or close your account after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

Shareholders can request the following telephone privileges: redemption by wire and QuickSell transactions (see `Special Features') and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Transfer Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholders of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under `General' above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Transfer Agent with signatures guaranteed. Telephone requests may be made by calling
(800) 621-1048. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail or make an online redemption. The Fund reserves the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to the Transfer Agent, which the Fund has authorized to act as its agent. There is no charge with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Fund next determined after receipt of a request by the Transfer Agent. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see `What Do Shares Cost' Section) and received by the Transfer Agent prior to the close of the Transfer Agent's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Redemption by Wire. If the account holder has given or the account holders have given authorization for wire redemption to the account holder's or account holders' brokerage or bank account, shares of the Fund can be redeemed and proceeds sent by federal wire transfer to a single account previously designated by the account holder(s). Requests received by the Transfer Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value per Fund share effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Transfer Agent deems it appropriate under then-current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at
(800) 621-1048 or in writing, subject to the limitations on liability described under `General' above. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Transfer Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the redemption by wire privilege, although investors can still redeem by mail. The Fund reserves the right to terminate or modify this privilege at any time.

Contingent Deferred Sales Charge -- Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. Note a shareholder who redeems Class A shares also may be charged a short-term redemption fee if the Fund imposes a short-term redemption fee. (See `Policies About Transactions'
Section in the Fund's Prospectus.) The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Transfer Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge -- Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed, excluding amounts not subject to the charge.

Year of Redemption                         Contingent Deferred
After Purchase                                 Sales Charge
--------------                                 ------------
First                                               4%
Second                                              3%
Third                                               3%
Fourth                                              2%
Fifth                                               2%
Sixth                                               1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan (see `Special Features -- Automatic Withdrawal Plan' below), (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Deutsche or Scudder IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in the Fund), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge -- Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan (limited to 12% of the net asset value of the account during the first year, see `Special Features -- Automatic Withdrawal Plan'); (d) for redemptions made pursuant to any IRA automatic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Transfer Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and (h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge -- General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2001 will be eligible for the second year's charge if redeemed on or after March 1, 2002. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of the Fund or any fund listed under `Special Features -- Class A Shares -- Combined Purchases' (other than shares of the Scudder Cash Reserves Fund or Scudder Cash Reserve Prime Shares purchased directly without sales charges) may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares of the Fund or of the listed funds under `Special Features -- Class A Shares -- Combined Purchases'. A shareholder of the Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see `Purchase and Redemption of Shares -- Initial Sales Charge Alternative -- Class A Shares') or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed without sales charges at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of the Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, without sales charges in Class A shares of the Fund or of the funds listed under `Special Features -- Class A Shares -- Combined Purchases.' Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for funds available for sale in the shareholder's state of residence as listed under `Special Features -- Exchange Privilege.' The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of the Funds' shares, the reinvestment in the same Fund may be subject to the `wash sale' rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

Redemption in Kind

Although it is each Fund's present policy to redeem in cash, the Fund may satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, taking such securities at the same value used to determine net asset value. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption also would not be as liquid as a redemption entirely in cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a share at the beginning of the period.

Special Features

Class A Shares -- Combined Purchases. The Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following Funds: Scudder 21st Century Growth Fund, Scudder Aggressive Growth Fund, Scudder Blue Chip Fund, Scudder California Tax-Free Income Fund, Scudder Capital Growth Fund, Scudder Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Cash Reserve Prime Shares (available only upon exchange or conversion from Class A shares of another Scudder Fund), Scudder Contrarian Fund, Scudder-Dreman Financial Services Fund, Scudder Global Discovery Fund, Scudder-Dreman High Return Equity Fund, Scudder Dynamic Growth Fund, Scudder Emerging Markets Income Fund, Scudder Florida Tax-Free Income Fund, Scudder Focus Growth Fund, Scudder Focus Value Plus Growth Fund, Scudder Global Fund, Scudder Global Bond Fund, Scudder Gold and Precious Metals Fund, Scudder Growth and Income Fund, Scudder Health Care Fund, Scudder High-Yield Fund (to be renamed `Scudder High Income Fund' on or about October 7, 2002), Scudder High-Yield Opportunity Fund (to be renamed `Scudder High Income Opportunity Fund' on or about October 29, 2002), Scudder High-Yield Tax-Free Fund, Scudder Income Fund, Scudder International Fund, Scudder Large Company Growth Fund, Scudder Large Company Value Fund, Scudder Managed Municipal Bonds, Scudder Massachusetts Tax-Free Fund, Scudder Medium-Term Tax-Free Fund, Scudder New Europe Fund, Inc., Scudder New York Tax-Free Income Fund, Scudder Pathway Series -- Conservative Portfolio, Scudder Pathway Series -- Growth Portfolio, Scudder Pathway Series -- Moderate Portfolio, Scudder S&P 500 Stock Fund, Scudder-Dreman Small Cap Value Fund, Scudder Small Company Stock Fund, Scudder Strategic Income Fund, Scudder Target Fund (series are subject to a limited offering period), Scudder Technology Fund, Scudder Technology Innovation Fund, Scudder Total Return Fund, Scudder U.S. Government Securities Fund, Scudder Flag Investors Value Builder Fund, Scudder Flag Investors Equity Partners Fund, Scudder Growth Opportunity Fund, Scudder Top 50 US Fund, Scudder International Equity Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Flag

Investors Communications Fund, Scudder Global Biotechnology Fund, Scudder Real Estate Securities Fund, Scudder Fixed Income Fund, Scudder Micro Cap Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Japanese Equity Fund (`Scudder Funds'). Except as noted below, there is no combined purchase credit for direct purchases of shares of Scudder Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investor's Municipal Cash Fund or Investors Cash Trust (`Money Market Funds'), which are not considered a `Scudder Fund' for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Scudder Investments Service Company may include: (a) Money Market Funds as `Scudder Funds,' (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Scudder Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent (`Letter') provided by the SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Transfer Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an `accumulation credit' toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares of the Fund are included for this privilege.

Class A Shares -- Cumulative Discount. Class A shares of each Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of the Fund being purchased, the value of all Class A shares of the above mentioned Scudder Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Transfer Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B, Class C, Investment, Institutional, and Premier Class shares may exchange their shares for shares of the corresponding class, if available, of Scudder Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Funds and shares of the Money Market Funds listed under `Special Features -- Class A Shares -- Combined Purchases' above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Class A shares of each Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Scudder Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of each Fund and Class B shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases' may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without any contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of each Fund and Class C shares of any Scudder Fund listed under `Special Features -- Class A Shares -- Combined Purchases,' which sells Class C shares, may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, amounts exchanged retain their cost and purchase date.

Exchanges from The Japan Fund, Inc. Prior to October 4, 2002, shareholders of The Japan Fund, Inc. may exchange their Class A, B or C shares for corresponding shares of the Japanese Equity Fund without paying a sales charge. If you utilize the services of a broker or other service agent for the exchange, the Fund's Advisor may pay that broker or service agent a commission up to 1% of the value of the shares exchanged.

General. Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the `15-Day Hold Policy'). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund and Scudder Cash Reserve Prime Shares) acquired by exchange from another Scudder Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the Fund. The Fund specifically reserves the right to refuse your order if it is part of a multiple purchase or exchange request that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a `market timing' strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of the investment and your background and the background of any other investors or dealers involved. In particular, a pattern of exchanges that coincides with a `market-timing' strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy.

For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Scudder Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or SDI. Exchanges may be accomplished by a written request to Investment Company Capital Corporation, c/o Scudder Investments, Attention: Exchange Department, P.O. Box 219557, Kansas City, Missouri 64121-9557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Transfer Agent will honor requests by telephone at (800) 621-1048, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and Investors Municipal Cash Fund is available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change to this privilege will be provided.

Automatic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Scudder Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. If selected, exchanges will be made automatically until the shareholder or the Scudder Fund terminates the privilege. Exchanges are subject to the terms and conditions described above under `Exchange Privilege.' This privilege may not be used for the exchange of shares held in certificated form.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in the Fund. Shareholders can also redeem shares (minimum $50 and maximum $250,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through QuickBuy or Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in QuickBuy and QuickSell, the shareholder authorizes the Transfer Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under `Redemption or Repurchase of Shares -- General.' Once enrolled in QuickBuy and QuickSell, a shareholder can initiate a transaction by calling Shareholder Services toll free at (800) 621-1048, Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination will become effective as soon as the Transfer Agent has had a reasonable amount of time to act upon the request. QuickBuy and QuickSell cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts (`IRAs').

Direct Deposit. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan (`Direct Deposit'), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Investment Company Capital Corporation, c/o Scudder Investments, P.O. Box 219415, Kansas City, Missouri 64121-9415. Termination by a shareholder will become effective within thirty days after the Transfer Agent has received the request. The Fund may immediately terminate a shareholder's plan in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in the Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in the Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $50. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under an automatic withdrawal plan is 12% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested without sales charges. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. SDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to an automatic withdrawal plan. The automatic withdrawal plan may be amended on 30 days' notice. The plan may be terminated at any time by the investor or the Fund.

Tax-Sheltered Retirement Plans. The Transfer Agent provides retirement plan services and documents and the Transfer Agent can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education Individual Retirement Accounts. This
     includes Savings Incentive Match Plan for Employees of Small Employers (`SIMPLE'), Simplified Employee Pension Plan (`SEP') IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Transfer Agent upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting `preferential dividends' under the Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

Effective August 19, 2002, replace the first paragraph of the `What Do Shares Cost?' Section in the Statement of Additional Information dated January 1, 2002 with the following:

                              WHAT DO SHARES COST?

         Market Values
         -------------

         The net asset value per share of each class of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the `Exchange') on each day the Exchange is open for trading. If the NYSE closes early, the Fund will accelerate the calculation of the NAV and transaction deadlines to the actual closing time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Effective August 19, 2002, insert the following as the last paragraph in the `What Do Shares Cost?' Section in the Statement of Additional Information dated January 1, 2002:

         When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. Each Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time each Fund values its investments. After consideration of various factors, each Fund may value securities at their last reported price or at some other value.

Effective August 19, 2002, insert the following new Section after the `Financial Statements' Section and before the Appendix in the Statement of Additional Information dated January 1, 2002:

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the Funds.

Account Access -- Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds' personal portfolio capabilities -- known as SEAS (Scudder Electronic Account Services) -- are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder's Web site. Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable.

Dividends will be reinvested in shares of the same class of the Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Scudder Funds with multiple classes of shares or Scudder Funds as provided in the prospectus. See `Special Features -- Class A Shares -- Combined Purchases' for a list of such other Funds. To use this privilege of investing dividends of the Fund in shares of another Scudder Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund automatically will reinvest dividend checks (and future dividends) in shares of that same Fund and class unless the shareholder requests payment in cash at the time the application is completed. The Fund also will reinvest dividend checks in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Other Information

The CUSIP numbers for each class of the Fund are:

Top 50 US Fund                                Class A Shares:  251555678
                                              Class B Shares:  251555660
                                              Class C Shares:  251555652

Japanese Equity Fund                          Class A Shares:  251555777
                                              Class B Shares:  251555769
                                              Class C Shares:  251555751

Each Fund has a fiscal year ending August 31/st/.

Each Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which each Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby.

The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of each Fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the Fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

Effective August 19 through September 2, 2002, the following paragraph supplements the `Code of Ethics' Section of the `Who Manages and Provides Services to the Funds?' Section in the Statement of Additional Information dated January 1, 2002:

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes permit access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Codes' preclearance requirements. In addition, the Codes also provide for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Codes also prohibit short-term trading profits and personal investment in initial public offerings and require prior approval with respect to purchases of securities in private placements.

Effective September 3, 2002, the following paragraph supplements the `Code of Ethics' Section of the `Who Manages and Provides Services to the Funds?' Section in the Statement of Additional Information dated January 1, 2002:

         The Fund's advisor and its affiliates (including the Fund's Distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (`Consolidated Code'). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The following replaces the table in the `Officers and Board of Directors of the Corporation and Trustees of the Portfolios Trust' Sub-Section of the `Who Manages and Provides Services to the Funds?' Section of the Statement of Additional Information dated January 1, 2002:

         On July 31, 2002, the shareholders of the Funds and the Portfolios Trust approved the election of new Directors and executive officers. The following information is provided for each Director and officer.

                             DIRECTORS AND OFFICERS

                                                                                                                     Number of
                            Position with the                                                                        Funds in the
                            Corporation and                                                                          Fund Complex
                            Length of Time              Business Experience and Directorships During the             to be Overseen
Name and Birth Date         Served                      Past 5 Years                                                 by Director/1/

Independent Director
--------------------
Richard R. Burt             Director since 1998.         Chairman, IEP Advisors, Inc. (July 1998 to present);                 80
2/3/47                                                   Chairman of the Board, Weirton Steel Corporation/2/
                                                         (April 1996 to present); Member of the Board, Hollinger
                                                         International, Inc./2/ (publishing) (1995 to present), HCL
                                                         Technologies Limited (information technology) (April 1999
                                                         to present), UBS Mutual Funds (formerly known as Brinson
                                                         and Mitchell Hutchins families of funds) (1995 to present)
                                                         (registered investment companies); and Member, Textron Inc.
                                                         /2/ International Advisory Council (July 1996 to present).
                                                         Formerly, Partner, McKinsey & Company (consulting)
                                                         (1991-1994) and US Chief Negotiator in Strategic Arms
                                                         Reduction Talks (START) with former Soviet Union and US
                                                         Ambassador to the Federal Republic of Germany (1985-1991);
                                                         Member of the Board, Homestake Mining/2/ (mining and
                                                         exploration) (1998-February 2001), Archer Daniels Midland
                                                         Company/2/ (agribusiness operations) (October 1996-June 2001)
                                                         and Anchor Gaming (gaming software and equipment) (March
                                                         1999-December 2001).

S. Leland Dill              Director since 2002.        Trustee, Phoenix Zweig Series Trust (since September 1989),           78
3/28/30                                                 Phoenix Euclid Market Neutral Funds (since May 1998)
                                                        (registered investment companies); Retired (since
                                                        1986). Formerly, Partner, KPMG Peat Marwick (June
                                                        1956-June 1986); Director, Vintners International
                                                        Company Inc. (June 1989-May 1992), Coutts (USA)
                                                        International (January 1992-March 2000), Coutts
                                                        Trust Holdings Ltd., Coutts Group (March 1991-March
                                                        1999) and General Partner, Pemco (investment
                                                        company) (June 1979-June 1986).

Martin J. Gruber            Director since 2002.        Nomura Professor of Finance, Leonard N. Stern School of               79
7/15/37                                                 Business, New York University (since 1964); Trustee, CREF
                                                        (since 2000); Director, S.G. Cowen Mutual Funds
                                                        (1985-2001), Japan Equity Fund, Inc. (since 1992), Thai
                                                        Capital Fund, Inc. (2000 to present) and Singapore Fund,
                                                        Inc. (since 2000) (registered investment companies).

                                                                                                                        Number of
                            Position with the                                                                          Funds in the
                            Corporation and                                                                            Fund Complex
                             Length of Time              Business Experience and Directorships During the             to be Overseen
Name and Birth Date            Served                    Past 5 Years                                                 by Director/1/
Richard J. Herring          Director since 2002.         Jacob Safra Professor of International Banking and                   78
2/18/46                                                  Professor, Finance Department, The Wharton School,
                                                         University of Pennsylvania (since 1972); Director,
                                                         Lauder Institute of International Management Studies
                                                         (since 2000); Co-Director, Wharton Financial
                                                         Institutions Center (since 2000) and Vice Dean and
                                                         Director, Wharton Undergraduate Division (1995-2000).


Joseph R. Hardiman          Director since 2000.         Private Equity Investor (1997 to present); Director,                 76
5/27/37                                                  Soundview Technology Group Inc. (investment banking) (July
                                                         1998 to present), Corvis Corporation/2/ (optical networking equipment) (July 2000 to present), Brown Investment
                                                         Advisory & Trust Company (investment advisor) (February
                                                         2001 to present), The Nevis Fund (registered investment
                                                         company) (July 1999 to present), and ISI Family of Funds
                                                         (registered investment companies) (March 1998 to present).
                                                         Formerly, Director, Circon Corp./2/ (medical instruments)
                                                         (November 1998-January 1999); President and Chief Executive
                                                         Officer, The National Association of Securities Dealers,
                                                         Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief
                                                         Operating Officer of Alex. Brown & Sons Incorporated (now
                                                         Deutsche Bank Securities Inc.) (1985-1987) and General
                                                         Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank
                                                         Securities Inc.) (1976-1985).
Graham E. Jones             Director since 2002.         Senior Vice President, BGK Properties, Inc. (commercial              78
1/31/33                                                  real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of
                                                         22 open-end mutual funds managed by Sun Capital Advisers,
                                                         Inc. (since 1998).



Rebecca W. Rimel            Director since 2000.         President and Chief Executive Officer, The Pew Charitable            78
4/10/51                                                  Trusts (charitable foundation) (1994 to present).
                                                         Formerly, Executive Director, The Pew Charitable
                                                         Trusts (1988 to 1994); Director, ISI Family of Funds
                                                         (registered investment companies) (1997 to 1999);
                                                         and Director and Executive Vice President, The
                                                         Glenmede Trust Company (investment trust and wealth
                                                         management) (1994 to 2000).

                                                                                                                        Number of
                            Position with the                                                                          Funds in the
                            Corporation and                                                                            Fund Complex
                             Length of Time              Business Experience and Directorships During the             to be Overseen
Name and Birth Date            Served                    Past 5 Years                                                 by Director/1/
Philip Saunders, Jr.        Director since 2002.         Principal, Philip Saunders Associates (Economic and Financial        78
10/11/35                                                 Consulting) (since 1998). Formerly, Director, Financial Industry
                                                         Consulting, Wolf & Company (1987-1988); President, John Hancock
                                                         Home Mortgage Corporation (1984-1986); Senior Vice President of
                                                         Treasury and Financial Services, John Hancock Mutual Life
                                                         Insurance Company, Inc. (1982-1986).


William N. Searcy           Director since 2002.         Pension & Savings Trust Officer, Sprint Corporation/2/               78
9/3/46                                                   (telecommunications) (since 1989); Trustee of 22 open-end
                                                         mutual funds managed by Sun Capital Advisers, Inc. (since
                                                         1998).

Robert H. Wadsworth         Director since 1997.         President, Robert H. Wadsworth Associates, Inc. (consulting          81
1/29/40                                                  firm) (1982 to present); President and Director, Trust for
                                                         Investment Managers (registered investment company) (1999
                                                         to present). Formerly, President, Investment Company
                                                         Administration, L.L.C. (1992*-July 2001); President,
                                                         Treasurer and Director, First Fund Distributors, Inc.
                                                         (1990-January 2002); Vice President, Professionally Managed
                                                         Portfolios (1999-2002) and Advisors Series Trust
                                                         (1997-2002) (registered investment companies); and
                                                         President, Guinness Flight Investment Funds, Inc.
                                                         (registered investment companies).

                                                         * Inception date of the corporation which was the
                                                         predecessor to the LLC.

Interested Director
-------------------

Richard T. Hale/3/          Director and President       Managing Director, Deutsche Bank Securities Inc. (formerly           78
7/17/45                     since 2000.                  Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
                                                         (1999 to present); Director and President, Investment Company
                                                         Capital Corp. (registered investment advisor) (1996 to present);
                                                         President, DB Hedge Strategies Fund LLC (registered investment company) (June 2002 to present); Director, Deutsche Global Funds,
                                                         Ltd. (2000 to present), CABEI Fund (2000 to present), North
                                                         American Income Fund (2000 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000
                                                         to present). Chartered Financial Analyst. Formerly, Director, ISI
                                                         Family of Funds (registered investment companies) (1992-1999).


Name and Birth Date         Position with the            Business Experience and Directorships During the
                            Corporation and              Past 5 Years
                            Length of Time
                            Served

Officers
--------
Richard T. Hale             President since 2000.        See information provided under Interested Director.
7/17/45

Amy M. Olmert               Secretary since 1999.        Director, Deutsche Asset Management (January 1999 to
5/14/63                                                  present); Certified Public Accountant (1989 to present).
                                                         Formerly, Vice President, BT Alex. Brown Incorporated (now
                                                         Deutsche Bank Securities Inc.) (1997-1999); Senior Manager,
                                                         Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
                                                         (1992-1997).

Charles A. Rizzo            Treasurer since 1999.        Director, Deutsche Asset Management (April 2000 to
8/5/57                                                   present); Certified Public Accountant; Certified Management
                                                         Accountant.  Formerly, Vice President and Department Head,
                                                         BT Alex. Brown Incorporated (now Deutsche Bank Securities
                                                         Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P.
                                                         (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch            Assistant Secretary          Managing Director, Deutsche Asset Management (2002 to
3/27/54                     since 1999.                  present) and Director, Global Funds Ltd. (2002 to
                                                         present).  Formerly, Director, Deutsche Asset Management
                                                         (1999-2002), Principal, BT Alex. Brown Incorporated (now
                                                         Deutsche Bank Securities Inc.) (1998-1999); Assistant
                                                         General Counsel, United States Securities and Exchange
                                                         Commission (1993-1998).

Jeffrey A. Engelsman        Vice President and           Vice President, Deutsche Asset Management (1999 to
9/28/67                     AML Compliance               present).  Formerly, Attorney, Great-West Life & Annuity
                            Officer since 2002.          Insurance Company (1995 to 1999).

Bruce A. Rosenblum          Assistant Secretary          Director, Deutsche Asset Management since 2002.  Formerly,
9/14/60                     since 2002.                  Vice President, Deutsche Asset Management (2000-2002);
                                                         Partner, Freedman, Levy, Kroll & Simonds (1994-2000);
                                                         Counsel to Commissioner J. Carter Beese, Staff Attorney,
                                                         Divisions of Enforcement and Corporation Finance,
                                                         Securities and Exchange Commission (1986-1994).

-----------

1  As of July 30, 2002, the total number of Funds in the Fund Complex is 84.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3  Mr. Hale is a director who is an `interested person' within the meaning of
   Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

      Ms. Olmert and Messrs. Engelsman, Hale, Hirsch, Rizzo, and Rosenblum also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

The following paragraph replaces the fifth paragraph of the 'Advisor' Sub-Section of the 'Who Manages And Provides Services To The Funds?' Section of the Statement of Additional Information:

ICCC, in its capacity as Advisor and Administrator, has contractually agreed to reduce its annual fee, if necessary, or to make payments to each Fund to the extent that its annual expenses do not exceed 1.15% of the Class A Shares' average daily net assets, 1.90% of the Class B Shares' average daily net assets and 1.90% of the Class C Shares' average daily net assets for Top 50 US; and 1.40% of the Class A Shares' average daily net assets, 2.15% of the Class B Shares' average daily net assets and 2.15% of the Class C Shares' average daily net assets for Japanese Equity. The contractual expense limitation agreement is effective through December 31, 2002 for Top 50 US and effective from September 1, 2002 through December 31, 2003 for Japanese Equity.